UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2007

                          SUMMIT GLOBAL LOGISTICS, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51091                20-0781155
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


         ONE MEADOWLANDS PLAZA, 11TH FLOOR
            EAST RUTHERFORD, NEW JERSEY                          07073
     (Address of Principal Executive Offices)                 (Zip Code)

                                1 (908) 497-0280
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Summit Global Logistics, Inc. (the "Company") (OTCBB: SGLT) announced today that on December 14, 2007, Wesley K. Clark resigned his position as Chairman of the Board of Directors of SGLT. Wesley Clark had served as Chairman of the Company since February 12, 2007.

"On behalf of the Company and the Board of Directors, we thank Wesley Clark for his dedicated service to the Company", said Robert A. Agresti, CEO. The Company will seek to name a replacement shortly.

"I have the highest regard for the Summit's logistics business, and for its people throughout the world", said Wesley Clark. He added, "I want to thank the Company for permitting me to share in the development of Summit and I would like to acknowledge the hard work of its Board."

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Summit Global Logistics, Inc.
Date: December 17, 2007

/S/ Robert Agresti
---------------------------------------
Robert Agresti, Chief Executive Officer